QuickLinks -- Click here to rapidly navigate through this document

As filed with the Securities and Exchange Commission on November 2, 2009

Registration Nos. 333-159493,
333-159493-01,
333-159493-02,
333-159493-03,
333-159493-04,
333-159493-05,
333-159493-06.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO

FORM S-3
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

VIRGIN MEDIA FINANCE PLC*
(Exact name of registrant as specified in its charter)
* And the guarantors listed below

England and Wales (State or other jurisdiction of incorporation or organization)	98-0425095 (I.R.S. Employer Identification No.)

160 Great Portland Street
London W1W 5QA
United Kingdom
+44 (0) 1256 752000
(Address, including zip code, and telephone number,
including area code, of registrant's principal executive offices)

Bryan H. Hall
Secretary and General Counsel
Virgin Media Inc.
909 Third Avenue, Suite 2863
New York, New York 10022
(212) 906-8440
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copy to:
Timothy E. Peterson Fried, Frank, Harris, Shriver & Jacobson (London) LLP 99 City Road London, EC1Y 1AX United Kingdom Tel: +44 (0) 20 7972 9600

Approximate Date of Commencement of Proposed Sale to the Public:
From time to time after the effective date of this registration statement.

             If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

             If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

             If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

             If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

             If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

             If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☒

             Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

TABLE OF ADDITIONAL REGISTRANTS

Name of Additional Registrants	Jurisdiction of Incorporation or Organization	I.R.S. Employee Identification Number
Virgin Media Inc.	Delaware	59-3778247
Virgin Media Group LLC	Delaware	20-5117579
Virgin Media Holdings Inc.	Delaware	52-1822078
Virgin Media (UK) Group, Inc.	Delaware	13-3730355
Virgin Media Communications Limited	England and Wales	Not applicable
Virgin Media Investment Holdings Limited	England and Wales	Not applicable

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered(1)	Proposed maximum offering price per unit(1)	Proposed maximum aggregate offering price(1)	Amount of registration fee

Debt Securities				$0	(2)

Guarantees of Debt Securities				$0	(3)

(1)
An indeterminate aggregate initial offering price and number of the securities of each identified class is being registered as may from time to time be sold at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units.

(2)
In accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of all of the registration fee and will pay the registration fee on a "pay-as-you-go basis."

(3)
Debt securities issued by Virgin Media Finance PLC will be accompanied by guarantees by Virgin Media Inc., Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited and Virgin Media Investment Holdings Limited. No additional consideration will be received for the guarantees, if any, of the debt securities. Pursuant to Rule 457(n) under the Securities Act, no additional filing fee is required in connection with such guarantees.

 Explanatory Note

        This Post-Effective Amendment No. 1 to the Registration Statement is being filed to (i) register a new class of debt securities and guarantees thereof, (ii) file as an exhibit to the Registration Statement the form of indenture pursuant to which the new class of debt securities will be offered, thereby qualifying such indenture under the Trust Indenture Act of 1939, and (iii) file as exhibits to the Registration Statement the Statement of Eligibility on Form T-1 for Bank of New York Mellon, the trustee under the indenture pursuant to which the debt securities will be offered, and certain other exhibits. No changes or additions are being made hereby to the Prospectus which forms a part of the Registration Statement, and the Prospectus has accordingly been omitted from this filing. A description of the new class of debt securities being registered hereunder will be provided through a prospectus supplement filed pursuant to Rule 424(b) that is deemed part of and included in the Registration Statement and Prospectus that is part of the Registration Statement.

 PART II

Information Not Required in Prospectus

Item 14.    Other Expenses of Issuance and Distribution

        The following is a statement of the expenses (all of which are estimated) to be incurred by Virgin Media in connection with the issuance and distribution of securities registered under this registration statement:

	Amount to be paid
SEC registration fee	$		*
Legal fees and expenses		250,000
Fees and expenses of qualification under state securities laws (including legal fees)		5,000
Accounting fees and expenses		165,000
Printing fees		150,000
Rating agency fees		750,000
Trustee's fees and expenses		30,000
Miscellaneous		50,000

Total		$1,400,000	**

*
The Registrant is registering an indeterminate amount of securities under this registration statement and, in accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of any additional registration fee until the time the securities are sold under this registration statement pursuant to a prospectus supplement.

**
Excludes SEC registration fee.

Item 15.    Indemnification of Directors and Officers

        Section 145 of the Delaware General Corporation Law authorizes a corporation to indemnify its directors, officers, employees and agents against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement reasonably incurred, including liabilities under the U.S. Securities Act of 1933, or the Securities Act. In order to receive indemnification, the director, officer, employee or agent must have acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. However, in the case of proceedings brought by or on behalf of the corporation, indemnification is limited to expenses and is not permitted if the individual is adjudged liable to the corporation, unless the court determines otherwise. Our certificate of incorporation and restated bylaws require us to indemnify our officers and directors to the full extent permitted by Delaware law. The indemnification permitted under Delaware is not exclusive of any other rights to which these persons may be entitled.

        Section 102(b)(7) of the Delaware General Corporation Law authorizes a corporation to limit or eliminate its directors' liability to the corporation or its stockholders for monetary damages for breaches of fiduciary duties, other than for:

  •
  breaches of the duty of loyalty to the corporation or its stockholders;

  •
  acts or omissions not in good faith or that involve intentional misconduct or knowing violations of law;

  •
  unlawful payments of dividends, stock purchases or redemptions; or

  •
  transactions from which a director derives an improper personal benefit.

        Our certificate of incorporation limits to the full extent permitted by Delaware law our directors' liability to us and our stockholders for monetary damages for breaches of fiduciary duty.

        Section 145 of the Delaware General Corporation Law authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against him or her and incurred by him or her in his or her capacity as a director, officer, employee or agent of the corporation, or arising out of his or her status as a director, officer, employee or agent of the corporation. Our certificate of incorporation and restated bylaws provide that we may, to the full extent permitted by law, purchase and maintain insurance on behalf of any of our directors, officers, employees or agents against any liability that may be asserted against him or her and we currently maintain this insurance. We have liability insurance covering our directors and officers for claims asserted against them or incurred by them in their capacity as directors and officers, including claims brought under the Securities Act.

        In addition, we provide indemnity agreements to our officers and directors. Under our restated bylaws and these indemnity agreements, we must indemnify an indemnitee to the fullest extent permitted by the Delaware General Corporation Law for losses and expenses incurred in connection with actions in which the indemnitee is involved by reason of having been a director or officer of ours. We are also obligated to advance expenses an indemnitee may incur in connection with these actions before any resolution of the action. The form of indemnity agreement provided to our directors and officers has been filed as Exhibit 10.40 to our Annual Report on Form 10-K for the year ended December 31, 2006, and is incorporated herein by reference.

Item 16.    Exhibits

Exhibit No.		Description
1.1		Underwriting Agreement, dated as of May 29, 2009, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for U.S. dollar denominated notes and Deutsche Bank AG, London Branch , J.P. Morgan Securities Ltd., Goldman, Sachs & Co. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for euro denominated notes (Incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on June 3, 2009).
1.2
Underwriting Agreement, dated as of July 16, 2009, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Goldman, Sachs & Co., BNP Paribas, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc. and UBS Securities LLC (Incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on July 21, 2009).
1.3	*	Form of Underwriting Agreement.

Exhibit No.		Description
4.1		Indenture, dated as of June 3, 2009, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent (Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on June 3, 2009).
4.2		Form of Debt Securities (included in Exhibit 4.1).
4.3	***	Form of Indenture.
4.4	***	Form of Debt Securities (included in Exhibit 4.3).
5.1	**	Opinion of Fried, Frank, Harris, Shriver & Jacobson (London) LLP, as to the legality of the securities registered on the Registrant's Registration Statement dated as of May 27, 2009.
5.2	***	Opinion of Fried, Frank, Harris, Shriver & Jacobson (London) LLP, as to the legality of the securities being registered herewith.
12.1	***	Computation of Ratios of Earnings to Fixed Charges.
23.1	***	Consent of Ernst & Young LLP for Virgin Media Inc.
23.2	***	Consent of Ernst & Young LLP for Virgin Media Investment Holdings Limited.
23.3	***	Consent of Fried, Frank, Harris, Shriver & Jacobson (London) LLP is contained in its opinions filed as Exhibits 5.1 and 5.2.
24.1	**	Power of Attorney.
25.1	**	Statement of Eligibility of Trustee on Form T-1.
25.2	***	Statement of Eligibility of Trustee on Form T-1.

*
To be filed, if necessary, as an exhibit to a post-effective amendment to this registration statement or as an exhibit to a Current Report on Form 8-K to be filed by the Registrant in connection with a specific offering, and incorporated herein by reference.

**
Incorporated by reference to the Registrant's Registration Statement on Form S-3 (File nos. 333-159493, 333-159493-01, 333-159493-02, 333-159493-03, 333-159493-04, 333-159493-05 and 333-159493-06) as filed with the Securities and Exchange Commission on May 27, 2009, to which this Post-Effective Amendment No. 1 relates.

***
Filed herewith.

Item 17.    Undertakings

        The undersigned Registrant hereby undertakes:

        (a)(1)  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i)  To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii)  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

            (iii)  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    provided, however, that paragraphs (i), (ii) and (iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

          (2)   That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4)   That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

              (i)  Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

             (ii)  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona, fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

          (5)   That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

              (i)  Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

             (ii)  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

            (iii)  The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

            (iv)  Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

          (6)   That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (7)   To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of London, United Kingdom on the 2nd day of November 2009.

VIRGIN MEDIA FINANCE PLC
By:	/s/ ROBERT MACKENZIE
	Name:	Robert Mackenzie
	Title:	Director

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

* Robert Gale		Director (Principal Financial and Accounting Officer)	November 2, 2009
/s/ ROBERT MACKENZIE Robert Mackenzie		Director (Principal Executive Officer)	November 2, 2009
* James F. Mooney		Authorized Representative in the United States	November 2, 2009
*By:	/s/ ROBERT MACKENZIE

Robert Mackenzie, attorney-in-fact pursuant to power of attorney previously filed as part of this registration statement.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of London, United Kingdom on the 2nd day of November 2009.

VIRGIN MEDIA INC.
By:	/s/ BRYAN H. HALL
	Name:	Bryan H. Hall
	Title:	Secretary and General Counsel

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Neil Berkett	Chief Executive Officer and Director (Principal Executive Officer)	November 2, 2009
/s/ EAMONN O'HARE Eamonn O'Hare	Chief Financial Officer (Principal Financial Officer)	November 2, 2009
* Robert Gale	Vice President—Controller (Principal Accounting Officer)	November 2, 2009
* Charles Allen	Director	November 2, 2009
* Jeffrey D. Benjamin	Director	November 2, 2009
* James A. Chiddix	Director	November 2, 2009
* Andrew Cole	Director	November 2, 2009

Signature		Title	Date

* William R. Huff		Director	November 2, 2009
* Gordon McCallum		Director	November 2, 2009
* James F. Mooney		Director	November 2, 2009
* John Rigsby		Director	November 2, 2009
* Steven J. Simmons		Director	November 2, 2009
* George R. Zoffinger		Director	November 2, 2009
*By:	/s/ BRYAN H. HALL

Bryan H. Hall, attorney-in-fact pursuant to power of attorney previously filed as part of this registration statement.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of London, United Kingdom on the 2nd day of November 2009.

VIRGIN MEDIA GROUP LLC
By:	/s/ BRYAN H. HALL
	Name:	Bryan H. Hall
	Title:	Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

* James F. Mooney		President and Sole Manager (Principal Executive Officer)	November 2, 2009
/s/ EAMONN O'HARE Eamonn O'Hare		Chief Financial Officer (Principal Financial Officer)	November 2, 2009
* Robert Gale		Vice President—Controller (Principal Accounting Officer)	November 2, 2009
*By:	/s/ BRYAN H. HALL

Bryan H. Hall, attorney-in-fact pursuant to power of attorney previously filed as part of this registration statement.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of London, United Kingdom on the 2nd day of November 2009.

VIRGIN MEDIA HOLDINGS INC.
By:	/s/ BRYAN H. HALL
	Name:	Bryan H. Hall
	Title:	Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

* James F. Mooney		President and Sole Director (Principal Executive Officer)	November 2, 2009
/s/ EAMONN O'HARE Eamonn O'Hare		Chief Financial Officer (Principal Financial Officer)	November 2, 2009
* Robert Gale		Assistant Treasurer (Principal Accounting Officer)	November 2, 2009
*By:	/s/ BRYAN H. HALL

Bryan H. Hall, attorney-in-fact pursuant to power of attorney previously filed as part of this registration statement.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of London, United Kingdom on the 2nd day of November 2009.

VIRGIN MEDIA (UK) GROUP, INC.
By:	/s/ ROBERT MACKENZIE
	Name:	Robert Mackenzie
	Title:	President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ ROBERT MACKENZIE Robert Mackenzie		President and Director (Principal Executive Officer)	November 2, 2009
* Robert Gale		Vice President and Director (Principal Financial and Accounting Officer)	November 2, 2009
*By:	/s/ ROBERT MACKENZIE

Robert Mackenzie, attorney-in-fact pursuant to power of attorney previously filed as part of this registration statement.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of London, United Kingdom on the 2nd day of November 2009.

VIRGIN MEDIA COMMUNICATIONS LIMITED
By:	/s/ ROBERT MACKENZIE
	Name:	Robert Mackenzie
	Title:	Director

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

* Robert Gale		Director (Principal Financial and Accounting Officer)	November 2, 2009
/s/ ROBERT MACKENZIE Robert Mackenzie		Director (Principal Executive Officer)	November 2, 2009
* James F. Mooney		Authorized Representative in the United States	November 2, 2009
*By:	/s/ ROBERT MACKENZIE

Robert Mackenzie, attorney-in-fact pursuant to power of attorney previously filed as part of this registration statement.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of London, United Kingdom on the 2nd day of November 2009.

VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED
By:	/s/ ROBERT MACKENZIE
	Name:	Robert Mackenzie
	Title:	Director

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

* Robert Gale		Director (Principal Accounting Officer)	November 2, 2009
/s/ ROBERT MACKENZIE Robert Mackenzie		Director	November 2, 2009
/s/ EAMONN O'HARE Eamonn O'Hare		Chief Financial Officer (Principal Financial Officer)	November 2, 2009
* Neil A. Berkett		Chief Executive Officer (Principal Executive Officer)	November 2, 2009
* James F. Mooney		Authorized Representative in the United States	November 2, 2009
*By:	/s/ ROBERT MACKENZIE

Robert Mackenzie, attorney-in-fact pursuant to power of attorney previously filed as part of this registration statement.

 INDEX TO EXHIBITS

Exhibit No.		Description
1.1		Underwriting Agreement, dated as of May 29, 2009, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for U.S. dollar denominated notes and Deutsche Bank AG, London Branch , J.P. Morgan Securities Ltd., Goldman, Sachs & Co. and The Royal Bank of Scotland plc on behalf of themselves and as representatives of the several underwriters for euro denominated notes (Incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on June 3, 2009).
1.2
Underwriting Agreement, dated as of July 16, 2009, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Goldman, Sachs & Co., BNP Paribas, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc. and UBS Securities LLC (Incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on July 21, 2009).
1.3	*	Form of Underwriting Agreement.
4.1
Indenture, dated as of June 3, 2009, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent (Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on June 3, 2009).
4.2		Form of Debt Securities (included in Exhibit 4.1).
4.3	***	Form of Indenture.
4.4	***	Form of Debt Securities (included in Exhibit 4.3).
5.1	**	Opinion of Fried, Frank, Harris, Shriver & Jacobson (London) LLP, as to the legality of the securities registered on the Registrant's Registration Statement dated as of May 27, 2009.
5.2	***	Opinion of Fried, Frank, Harris, Shriver & Jacobson (London) LLP, as to the legality of the securities being registered herewith.
12.1	***	Computation of Ratios of Earnings to Fixed Charges.
23.1	***	Consent of Ernst & Young LLP for Virgin Media Inc.
23.2	***	Consent of Ernst & Young LLP for Virgin Media Investment Holdings Limited.
23.3	***	Consent of Fried, Frank, Harris, Shriver & Jacobson (London) LLP is contained in its opinions filed as Exhibits 5.1 and 5.2.
24.1	**	Power of Attorney.
25.1	**	Statement of Eligibility of Trustee on Form T-1.

Exhibit No.		Description
25.2	***	Statement of Eligibility of Trustee on Form T-1.

*
To be filed, if necessary, as an exhibit to a post-effective amendment to this registration statement or as an exhibit to a Current Report on Form 8-K to be filed by the Registrant in connection with a specific offering, and incorporated herein by reference.

**
Incorporated by reference to the Registrant's Registration Statement on Form S-3 (File nos. 333-159493, 333-159493-01, 333-159493-02, 333-159493-03, 333-159493-04, 333-159493-05 and 333-159493-06) as filed with the Securities and Exchange Commission on May 27, 2009, to which this Post-Effective Amendment No. 1 relates.

***
Filed herewith.

QuickLinks

TABLE OF ADDITIONAL REGISTRANTS
CALCULATION OF REGISTRATION FEE
Explanatory Note
PART II Information Not Required in Prospectus
  Item 14. Other Expenses of Issuance and Distribution
  Item 15. Indemnification of Directors and Officers
  Item 16. Exhibits
  Item 17. Undertakings
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
INDEX TO EXHIBITS